SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Formerly known as North American Senior Floating Rate Fund, Inc.

The SunAmerica Center

733 Third Avenue

New York, New York 10007-3204

(800) 858-8850, ext. 5660

SUPPLEMENT DATED NOVEMBER 19, 2001

TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 25, 2001

This supplement supercedes any previous supplement.

    Fund Name, Shareholder Inquiries. The Fund's name has been changed to SunAmerica Senior Floating Rate Fund, Inc. The Fund's new address is The SunAmerica Center, 733 Third Avenue, New York, NY 10007-3204. All shareholder inquiries may be directed to (800) 858-8850, extension 5125.
    Advisor, Subadvisor, Distributor and Administrator. SunAmerica Asset Management Corp. ("SAAMCo" or "SunAmerica") is now the Fund's investment adviser in place of American General Asset Management Corporation.

    On May 23, 2001, the Board of Directors of the Fund approved the termination of CypressTree Investment Management Company, Inc. as subadviser to the Fund effective as of the close of business on May 23, 2001. Additionally, the board approved the appointment of Stanfield Capital Partners LLC ("Stanfield"), 330 Madison Avenue, New York, New York 10017, as the subadviser of the Fund effective June 1, 2001.

    SunAmerica Capital Services, Inc. ("SACS"), whose address is the SunAmerica Center, 733 Third Avenue, New York, New York, 10017, is now the Fund's distributor.

    SAAMCo, whose address is the SunAmerica Center, 733 Third Avenue, New York, New York, 10017, is now the Fund's administrator.

    For more information about these changes please see the supplement to the Fund's prospectus, of even date herewith
    Management. The Fund's new Directors and executive officers are listed below. Each current Director and Officer's business address is The SunAmerica Center, 733 Third Avenue, New York, New York, 10017. For the purposes of this Statement of Additional Information, the SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Style Select Series, Inc. and SunAmerica Strategic Investment Series, Inc. An asterisk indicates those Directors who are interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").
Name, Age and Address	Position with the Fund	Principal Occupations During Past 5 Years
William F. Devin, 63	Director

Member of the Board of Governors of the Boston Stock Exchange (1985-Present). Retired Executive Vice President of Fidelity Capital Markets, a division of National Financial Services Corporation (1966-1996); Director, CypressTree Senior Floating Rate Fund, Inc. (October 1997 to May 2001). Director/Trustee of SAMF; North American Funds Variable Product Series I ("NAFV I"); North American Funds Variable Product Series II ("NAFV II").

Samuel M. Eisenstat, 60	Chairman of the Board	Attorney, solo practitioner, Chairman of the Boards of Directors/Trustees of SAMF.
Stephen J. Gutman, 58	Director	Partner and Managing Member of B.B. Associates LLC (menswear specialty retailing and other activities) since June 1988; Director/Trustee of SAMF and AST.
Peter A. Harbeck*, 47	Director and President

Director and President, SunAmerica, since August 1995; Director, AIG Asset Management International, Inc. ("AIGAMI") since February 2000; Managing Director, John McStay Investment Counsel, L.P. ("JMIC") since June 1999; Director, SunAmerica Capital Services, Inc. ("SACS"), since August 1993; Director and President, SunAmerica Fund Services, Inc. ("SAFS"), since May 1988; President, SAMF and AST.

Dr. Judith L. Craven, 55	Director

Retired Administrator. Trustee, North American Funds Variable Product Series II, 15 investment portfolios (November 1998 to present); Director, North American Funds Variable Product Series I, 21 investment portfolios (August 1998 to present); Director, USLIFE Income Fund, Inc. (November 1998 to present); Director, Compaq Computer Corporation (1992 to present); Director, A.G. Belo Corporation, a media company (1992 to present); Director, SYSCO Corporation, a food marketing and distribution company (1996 to present); Director, Luby's Inc., a restaurant chain (1998 to present); Director, University of Texas Board of Regents (May 2001 to present); Formerly, Director, CypressTree Senior Floating Rate Fund, Inc. (June 2000 to May 2001); Formerly, President, United Way of the Texas Gulf Coast, a not for profit organization (1992 to 1998); Formerly, Director, Houston Branch of the Federal Reserve Bank of Dallas (1992 to 2000); Formerly, Board Member, Sisters of Charity of the Incarnate Word (1996 to 1999). Director/Trustee of SAMF.

J. Steven Neamtz, 42	Vice President

Executive Vice President, SunAmerica, since April 1996; Director and Chairman of the Board, AIGAMI since February 2000; Vice President, SAMF since November 1999; Director and President, SACS, since April 1996.

Peter C. Sutton, 36	Treasurer

Senior Vice President, SunAmerica, since April 1997; Vice President, AIGAMI since February 2000; Treasurer and Controller of Seasons Series Trust ("Seasons"), SunAmerica Series Trust ("SAST") and Anchor Pathway Fund ("APF") since February 2000; Treasurer of SAMF and AST, since February 1996; Vice President of SAST and APF since 1994; formerly, Assistant Treasurer of SAST and APF from 1994 to February 2000; Vice President, Seasons, since April 1997; formerly, Vice President, SunAmerica, from 1994 to 1997.

Robert M. Zakem, 43	Secretary and Chief Compliance Officer

Senior Vice President and General Counsel, SunAmerica, since April 1993; Vice President, General Counsel and Assistant Secretary, AIGAMI since February 2000; Executive Vice President, General Counsel and Director, SACS, since August 1993; Vice President, General Counsel and Assistant Secretary, SAFS, since January 1994; Vice President, SAST, APF and Seasons; Assistant Secretary, SAST and APF, since September 1993; Assistant Secretary, Seasons, since April 1997.